UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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MEMC Electronic Materials, Inc.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 30, 2013. Meeting Information MEMC ELECTRONIC MATERIALS, INC. Meeting Type: Annual Meeting For holders as of: April 1, 2013 Date: May 30, 2013 Time: 9:00 a.m., local time Location: Hyatt Regency San Francisco Airport 1333 Bayshore Highway Burlingame, CA 94010 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. MEMC ELECTRONIC MATERIALS, INC. 501 PEARL DRIVE P.O. BOX 8 ST. PETERS, MO 63376 M56862-P37811 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2013 to facilitate timely delivery. Shareholders may also direct a request for future Proxy Materials to the above toll-free number, e-mail address and website. M56863-P37811 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to attend the Annual Meeting where you may vote in person can be found on our website: www.memc.com Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends that you vote FOR Proposal 1: The Board of Directors recommends that you vote FOR Proposal 6: 1. Election of three Directors to serve for a term expiring in 2016. 6. Approval of an amendment to our Restated Certificate of Incorporation to change the name of the company. Nominees: 1a. James B. Williams The Board of Directors recommends that you vote AGAINST Proposal 7: 1b. Steven V. Tesoriere 7. Stockholder proposal regarding special stockholder meetings. 1c. Randy H. Zwirn The Board of Directors recommends that you vote FOR Proposal 2: 2. Non-binding advisory vote on executive compensation. The Board of Directors recommends that you vote FOR Proposal 3: 3. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013. The Board of Directors recommends that you vote FOR Proposal 4: M56864-P37811 4. Approval of an amendment to our equity incentive plan to increase the number of shares available for grant under the plan. The Board of Directors recommends that you vote FOR Proposal 5: 5. Approval of amendments to our Restated Certificate of Incorporation to declassify the Board of Directors.

M56865-P37811